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Subsidiaries of Wyndham International, Inc.                 EXHIBIT 21.1

3CP Associates, L.P.                                           LA
1500 Canal Street Investors II, L.P.                           DE
Al Jarafe Golf SA                                              Spain
Albuquerque C.I. Associates, L.P.                              KS
Ambassador Hotels, Ltd.                                        England & Wales
Arcadian (UK) Developments Ltd.                                England & Wales
Arcadian Group/Services, Ltd.                                  England & Wales
Arcadian Groups Services Limited                               England & Wales
Arcadian Hotels (Italy) Limited                                England & Wales
Arcadian Hotels (UK) Limited                                   England & Wales
Arcadian Hotels Limited                                        England & Wales
Arcadian International Limited                                 England & Wales
Arcadian International Resorts, Ltd.                           England & Wales
Atlanta American Hotel Investors, L.P.                         DE
Atlanta C. I. Associates II, L.P.                              KS
Belleggingsmastgchappij Stako II BV                            Dutch
BJV Realty, Inc.                                               AZ
Boulders Carefree Sewer Corporation                            AZ
Boulders Joint Venture                                         AZ
Bourbon Orleans Investors II, L.P.                             DE
Burrllen Enterprises of Maryland                               MD
C.I. Albuquerque Lessee GP, LLC                                DE
C.I. Albuquerque Lessee, L.P.                                  DE
C.I. Atlanta Lessee, L.P.                                      DE
C.I. General, L.L.C.                                           KS
C.I. Holding, L.L.C.                                           KS
C.I. Knoxville Lessee, L.P.                                    DE
C.I. Lessee GP, Inc.                                           DE
C.I. Omaha Lessee, L.P.                                        DE
C.I. Overland Park Lessee, L.P.                                DE
C.I. Wichita General, L.L.C.                                   KS
Carefree Management LLC                                        DE
Carnicon Holdings Corp.                                        FL
Carnicon Puerto La Cruz                                        Venezuela
Carnicon Venezuela Hotel Consultants LC                        Venezuela
Casa Marina Realty Corporation                                 DE
Casa Marina Realty Partnership, L.P.                           DE
Centralized Operations, Inc.                                   AZ
CFMB, Inc.                                                     DE
CHC Biscayne Blvd. Inc.                                        FL
CHC Hotels & Resorts Corp.                                     FL
CHC Lease Partners                                             FL
CHC REIT Lessee Corp.                                          FL
CHC REIT Management Corp.                                      FL
Chicago-ES Holding Corp.                                       DE
Chicago-ES Member Corp.                                        DE
Chicago-ES, LLC                                                DE
Chilston Park Hotel Limited                                    England & Wales
CHMB, Inc.                                                     TX
CI Hotel Partnership, L.P.                                     DE
City Centre Partnership L.P.                                   DE
Clipper Hotels, Ltd.                                           England & Wales
Clipper Inns Limited                                           England & Wales
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Clubhouse Inns of America, Inc.                                KS
Conquistador Holding, Inc.                                     DE
Conquistador Mezzanine                                         DE
CPHPAH Dos Pueblos Associates L.L.C                            DE
Criterion Hotel Management Corp.                               FL
Criterion NY Inc.                                              FL
Crossroads Development Company                                 DE
CSMC Kalamazoo, Inc.                                           MI
CV Ranch L.P.                                                  DE
Deuce Management Company LLC                                   TX
DFW/H&R, Inc.                                                  TX
Don CeSar Holdings, LLC                                        DE
Dublin Inn, Ltd.                                               OH
El Conquistador Country Club, Inc.                             DE
El Conquistador Ferryboat, Inc.                                Puerto Rico
El Conquistador Partnership L.P.                               DE
El San Juan Holding, Inc.                                      DE
ESC Greenspoint Holding Corp.                                  DE
ESC Greenspoint Lessee, L.P.                                   DE
ESC Greenspoint Member Corp.                                   DE
ESC Greenspoint Member, LLC                                    DE
ESJ Hotel Corporation                                          DE
Ettington Park Group Ltd.                                      England & Wales
Ettington Park Ltd                                             England & Wales
European New Timeshare Limited                                 England & Wales
Family Suites Corporation                                      DE
Family Suites Limited Partnership                              DE
Family Suites Management Corporation                           DE
Family Suites Management Partnership, L.P.                     DE
Fattoria Villa Saletta Srl.                                    Italy
FS Development Corporation                                     DE
GAH-II Corporation                                             DE
GAH-II, L.P.                                                   DE
GB Hotel Management de Mexico S. de RL de C.V.                 Mexico
GH (Cayman) Limited                                            Cayman Islands
GH Trademarks LLC                                              MD
GHALP GP, Inc.                                                 DE
GHALP GP II, Inc.                                              DE
GHALP Operating GP, Inc.                                       DE
GHALP Operating Partnership, L.P.                              DE
GH-Atlanta, LLC                                                MD
GH-Chicago, Inc.                                               IL
GH-Detroit, Inc.                                               MI
GH-Greeneville, Inc.                                           TN
GHMB, Inc.                                                     TX
GH-Providence, Inc.                                            RI
GH-San Diego, Inc.                                             DE
GHV-Colorado, Inc.                                             CO
GHV-Galveston, Inc.                                            TX
GH-Wichita, Inc.                                               KS
Glenview Hospitality, L.P.                                     DE
Grand Bay Management Company                                   FL
Grand Heritage Hotels (Europe) Limited                         United Kingdom
Grand Heritage Hotels, Inc.                                    MD
Grand Heritage Leasing, LLC                                    MD
Grand Heritage Real Estate Group LLC                           MD
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Grand Management Services, Inc.                                FL
Great Eastern Hotel Co. Ltd                                    England & Wales
HMG Beverage, Inc.                                             TX
Host/Interstate Partnership, L.P.                              DE
Hotel L'Horison Limited                                        Jersey
Hotel Venture Partners, Ltd.                                   FL
IHC Member Corporation                                         DE
IHC Miami Mortgage Corporation                                 DE
IHC Realty Corporation                                         DE
IHC Realty Partnership, L.P.                                   DE
IHC Title Agency Corporation                                   DE
IHC/Burlington Corporation                                     VT
IHC/Capital Corporation                                        DE
IHC/Chaz Corporation                                           DE
IHC/Conshohocken Partnership, L.P.                             DE
IHC/Denver Partnership, L.P.                                   DE
IHC/FS Development Corporation                                 DE
IHC/Houston Partnership, L.P.                                  DE
IHC/Interstone Partnership II, L.P.                            DE
IHC/Jacksonville Corporation                                   DE
IHC/Jamaica Corporation                                        DE
IHC/Maryville Hotel Corporation                                DE
IHC/Miami Beach Corporation                                    DE
IHC/Park West Corporation                                      DE
IHC/Pittsburgh Partnership, L.P.                               DE
IHC/Reach Corporation                                          DE
IHC/Santa Maria Corporation                                    DE
IHC/Texas Corporation                                          DE
IHP Holdings Partnership, L.P.                                 PA
IHP Investment Company, L.L.C.                                 DE
IHP/Class B Partnership, L.P.                                  DE
Interstate Hotels, LLC                                         DE
Interstate/CGL (WC) Partners LP                                DE
Interstate/Montour Associates, Ltd.                            PA
Interstone Three Partners I L.P.                               DE
Interstone Three Partners II L.P.                              DE
Interstone Three Partners III L.P.                             DE
Interstone Three Partners IV L.P.                              DE
Interstone/PAH Partnership LP                                  DE
INTMB, Inc.                                                    DE
Isla Verde Tourism Parking Corporation                         Puerto Rico
Kansas City Hospitality, L.P.                                  DE
Knoxville C.I. Associates, L.P.                                TN
Las Casitas Parcell II, Inc.                                   DE
Las Casitas Development Company Inc. (S.E.)                    Puerto Rico
Malmaison (ELL) Limited                                        Scotland
Malmaison Brand Ltd.                                           Scotland
Malmaison Hotels Limited                                       England & Wales
Malmaison Limited                                              England & Wales
Malmaison Management Ltd.                                      England & Wales
Malmaison Resources Limited                                    England & Wales
Marina Hospitality, L.P.                                       DE
Marquis Hotel Associates                                       PA
Marquis Hotel Associates (joint venture)                       PA
Maryville Center Hotel Joint Venture                           MO
Maryville Centre CBM Joint Venture                             MO
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MBAH, Inc.                                                     TX
Melbourne Hospitality, L.P.                                    DE
Mollington Banastre Hotel Limited                              England & Wales
Oak Hill Catering Company, Inc.                                WV
O-H Acquisition, Inc.                                          DE
Omaha C.I. Associates, L.P.                                    KS
Overland Park C.I. Associates, L.P.                            KS
Oxford Wyn 633 Investment Company, L.L.C.                      DE
P.H.G., LLC                                                    MD
PA Hunt Valley Investors, L.P.                                 VA
PA Ravinia Partners                                            VA
PA Troy Hospitality Investors, L.P.                            DE
Pagle Limited                                                  England & Wales
PAH Acquisition Corporation                                    DE
PAH Allen Operating Corporation                                DE
PAH Batterymarch Operating Company, LLC                        DE
PAH Batterymarch Realty Company, LLC                           DE
PAH Deuce GP, LLC                                              DE
PAH GAH Holdings, L.P.                                         DE
PAH GAH Holdings, LLC                                          DE
PAH GP, Inc.                                                   DE
PAH Leasing LLC                                                DE
PAH LP, Inc.                                                   DE
PAH Ravinia, Inc.                                              VA
PAH River House, L.P.                                          DE
PAH Stanly Holding LLC                                         DE
PAH Stanly Ranch LLC                                           DE
PAH Ventana Canyon, L.P.                                       DE
PAH Windwatch LLC                                              DE
PAH Windwatch Partners                                         DE
PAH-Akron, L.L.C.                                              DE
PAH-Beachwood I, L.L.C.                                        DE
PAH-Beachwood II, L.L.C.                                       DE
PAH-Buttes L.L.C.                                              DE
PAH-BV Holding Corp.                                           DE
PAH-BV Palace Corp.                                            DE
PAH-BV Palace, L.P.                                            DE
PAH-BV Palace, L.P.                                            DE
PAH-Cambridge Holdings, LLC                                    DE
PAH-Carefree, L.P.                                             DE
PAH-CI Holding, LLC                                            DE
PAH-Columbus Holding, Inc.                                     DE
PAH-DT Allen Partners, L.P.                                    DE
PAH-DT Chicago O'Hare Partners, L.P.                           DE
PAH-DT Chicago O'Hare Partners, L.P.                           DE
PAH-DT Miami Airport Partners. L.P.                            DE
PAH-DT Minneapolis Suites Partners, L.P.                       DE
PAH-DT Park Place Partners                                     DE
PAH-DT Tallahassee Partners, L.P.                              DE
PAH-Franchise Holding, Inc.                                    DE
PAH-GBM, LLC                                                   DE
PAH-GP Allen Partners, L.P.                                    DE
PAH-Grand Bay Miami, L.P.                                      DE
PAH-HVP General Partner Corp.                                  DE
PAH-HVP Holding Corp.                                          DE
PAH-Interest Holding, Inc.                                     DE
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PAH-Interstate Holdings, Inc.                                  DE
PAH-Interstone, LLC                                            DE
PAH-IP Holding, Inc.                                           DE
PAH-Management Corporation                                     DE
PAHMB, Inc.                                                    TX
PAH-Member, Inc.                                               DE
PAH Newark Urban Reneal, LLC                                   DE
PAH-Pittsburgh CI Holding, Inc.                                DE
PAH-Pittsburgh, LLC                                            DE
PAH-Real Estate Member, Inc.                                   DE
PAH-RH, LLC                                                    DE
PAH-Summerfield Holding Corp.                                  DE
PAH-Summerfield Leasing, Inc.                                  DE
PAH-Summerfield LLC                                            DE
PAH-T, LLC                                                     DE
PAH-Tampa, L.P.                                                DE
PAH Union Station, Inc.                                        DE
PAH-Westlake LLC                                               DE
PAH-Westmont CI Holding, Inc.                                  DE
PAH-WMC Holding, Inc.                                          DE
PAH-Xerxes Holding, Inc.                                       DE
Park West Hotel Associates                                     PA
Patriot American Hospitality Partnership, L.P.                 VA
Patriot American Hospitality, Inc.                             DE
Patriot American UK Limited                                    England & Wales
Patriot Bougainvillea Development Company, LLC                 DE
Patriot Bougainvillea, LLC                                     DE
Patriot Grand Heritage, LLC                                    DE
Patriot Holding LLC                                            DE
Patriot Land Holding LLC                                       DE
Patriot Miami Note Holder, L.P.                                DE
Patriot Racetrack Land LLC                                     DE
Perfornamce Hospitality Management Corporation                 DE
Pittsburgh C.I., Inc.                                          KS
Posadas de Puerto Rico Associates, Incorporated                DE
Posadas de Regency, Inc.                                       DE
Posadas de San Juan Associates (New York joint venture)        NY
Posadas Finance Corporation                                    DE
PSMB, Inc.                                                     CA
PW Land Associates Limited Partnership                         PA
PWMB of Maryland, Inc.                                         MD
PWMB, Inc.                                                     DE
Resort Services, Inc.                                          AZ
Resorts Limited Partnership                                    DE
Resorts Limited Partnership II                                 DE
Richardson C.I. Associates, L.P.                               TX
Rose Hall Associates Limited Partnership                       TX
Royal Palace Associates                                        FL
Santa Maria Joint Venture                                      DE
Savannah C.I. Associates, L.P.                                 GA
SFMB, Inc.                                                     DE
Shula's Steak House                                            DE
Sierra Suites Marketing Association                            KS
St. Louis C.I. Associates, L.P.                                MO
Summefireld KPA Lessee, LLC                                    DE
Summerfield Hotel Corporation                                  DE
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Summerfield Hotel Leasing Company, L.P.                        KS
Summerfield Hotel Leasing Corporation                          KS
Summerfield HPT Lease Company, L.L.C.                          DE
Summerfield HPT Lease Company, L.P.                            KS
Summerfield KPA Lessee, L.P.                                   KS
Summerfield KPA Lessee, LLC                                    DE
Summerfield KPA Lessee Manager Corporation                     DE
Summerfield Suites Marketing Association                       DE
Swatara Realty Associates, L.P.                                DE
Syracuse Associates Corporation                                DE
Syracuse Realty Associates, L.P.                               DE
TCC Maturin, C.A.                                              Venezuela
TCC Venezuela, L.C.                                            Venezuela
Telluride Resort and Spa L.P.                                  DE
Texas Summerfield Hospitality Corporation                      TX
The Great Eastern Hotel Company Lt.                            England & Wales
The Key West Reach Limited Partnership                         DE
The Malmaison Company (Edinburgh) Ltd.                         England & Wales
The Malmaison Hotel (Glasgow) Ltd                              Scotland
The Malmaison Hotel (Leeds) Ltd.                               England & Wales
The Malmaison Hotel (Manchester) Ltd.                          England & Wales
The Malmaison Hotel (Newcastle) Ltd.                           England & Wales
The Peaks Real Estate Services, Inc.                           AZ
The Reserve Collection Boulders LLC                            DE
The Reserve Collection Peaks LLC                               DE
Tillian Limited                                                England & Wales
Toledo Hotel Investors, L.P.                                   DE
Topeka C. I. Associates, L.P.                                  KS
Travis Real Estate Group Joint Venture                         TX
W& CP (Exeter) Limited                                         England & Wales
W&C Estates Ltd.                                               England & Wales
Water Street Hotel, Ltd.                                       DE
Waterfront Management Corporation                              DE
Westshaw Associates                                            DE
WG Member, LLC                                                 DE
W-Greenspoint Holding Corp.                                    DE
W-Greenspoint Member Corp.                                     DE
W-Greenspoint, L.P.                                            DE
WH Garden Albuquerque Inc.                                     TX
WH Interest, Inc.                                              TX
WHC Atlanta GP, LLC                                            DE
WHC Caribbean, Ltd.                                            Jamaica
WHC Chicago, LLC                                               DE
WHC Columbus Corporation                                       DE
WHC Finance, L.P.                                              DE
WHC Franchise Corporation                                      DE
WHCMB Overland Park, Inc.                                      KS
WHCMB Toronto, Inc.                                            Canada
WHCMB Utah Private Club Corporation (Utah non-profit
corporation)                                                   UT
WHCMB, Inc.                                                    DE
WHG El Con Corp.                                               DE
WHG Resorts & Casinos Inc.                                     DE
Wichita C.I. Associates III, L.P.                              KS
WII-Baltimore Holding, Inc.                                    DE
WII-Denver Tech, LLC                                           DE
Williams Hospitality Group Inc.                                DE
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WKA Development S.E.                                              Puerto Rico
WKA El Con Associates                                             NY
WMC II, LLC                                                       DE
W-SSH, LLC                                                        DE
Wy (Brands Hatch) Limited                                         U.K.
Wy (Brands Hatch) Management Limited                              U.K.
Wy (Chilston Park) Limited                                        U.K.
Wy (Ettington Park) Limited                                       U.K.
Wy (L'Horizon) Management Limited                                 Jersey
Wy (Mollington) Limited                                           U.K.
Wy (Nutfield Priory) Limited                                      U.K.
Wy (Nutfield Priory) Management Limited                           U.K.
Wy (Priest House) Limited                                         U.K.
Wy (PriestHouse) Management Limited                               U.K.
Wy (Rookery Hall) Limited                                         U.K.
Wy (Rookery Hall) Management Limited                              U.K.
Wy (The Haycock) Limited                                          U.K.
Wy (Wood Hall) Limited                                            U.K.
Wy (Wood Hall) Management Limited                                 U.K.
Wy (Woodland Park) Limited                                        U.K.
Wy (Woodland Park) Management Limited                             U.K.
Wy Hotels Limited                                                 U.K.
Wyn Mezz Loan Corporation                                         DE
Wyn Management II, LLC                                            DE
Wyn Orlando Lessee, LLC                                           DE
Wyn Securities, LLC                                               DE
Wyn Timeshare II, Inc.                                            DE
Wyn Timeshare I, Inc.                                             DE
Wyn Timeshare, L.P.                                               DE
WYNSIRF Insurance Company, Ltd.                                   Bermuda
Wyndham Canal Place, Inc.                                         DE
Wyndham Hotels & Resorts (Aruba) N.V.                             Aruba
Wyndham Hotels & Resorts Management, Ltd.                         Bermuda
Wyndham HPT Lessee LLC                                            DE
Wyndham HPT Lessee, L.P.                                          DE
Wyndham International Operating Partnership, L.P.                 DE
Wyndham IP Corporation                                            DE
Wyndham Management Corporation                                    DE
Wyndham Management II, LLC                                        DE
Wyndham Peachtree Holding Corp.                                   DE
Wyndham Peachtree Lessee Holding Corp.                            DE
Wyndham Peachtree Lessee LLC                                      DE
Wyndham Peachtree Lessee Member Corp.                             DE
Wyndham Peachtree Lessee Member, LLC                              DE
Wyndham Peachtree LLC                                             DE
Wyndham Peachtree Member Corp.                                    DE
Wyndham Peachtree Member, LLC                                     DE
Wyndham SN Lessee Corp.                                           DE
Wyndham SN Lessee, L.P.                                           DE
Wyndham Summerfield Lessee, L.P.                                  DE
Wyndham Summerfield Lessee, LLC                                   DE
Xerxes Limited                                                    Jamaica
YO Hotel Investors, L.P.                                          DE